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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 10, 2003
                                                  -------------


                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Charter)





             Maryland                    1-10093                 13-6908486
    ----------------------------         -------                 ----------
   (State or other jurisdiction        (Commission             (IRS Employer
         of incorporation)             File Number)          Identification No.)


        27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (248) 350-9900
                                                           --------------

                                 Not applicable
               --------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1 - 4.  NOT APPLICABLE.

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 10, 2003, the Company issued the press release attached hereto as Exhibit 99.1. The Consent of Deloitte & Touche LLP is attached hereto as
Exhibit 23.1.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b)    NOT APPLICABLE.

         (c)          EXHIBITS.

                      23.1  Consent of Deloitte & Touche LLP

                      99.1  Press Release issued June 10, 2003.

ITEM 8 - 12.  NOT APPLICABLE.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RAMCO-GERSHENSON PROPERTIES TRUST


Date:  June 10, 2003                 By:   /s/ Richard J. Smith
                                        ----------------------------------
                                           Richard J. Smith
                                           Its:  Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit                 Description
-------                 ------------

23.1                    Consent of Deloitte & Touche LLP

99.1                    Press release dated June 10, 2003